                                                                    Exhibit 10.2

                   FIRST AMENDMENT TO INTERCREDITOR AGREEMENT

     This First Amendment to Intercreditor Agreement dated as of September 27, 2001 (the Amendment amends the Intercreditor Agreement dated as of May 15, 2001 (the "Intercreditor Agreement") by and among Bank of America, National Association, as Administrative Agent (the "US Agent") under the Amended and Restated Multicurrency Credit Agreement, dated as of May 15, 2001, among APW Ltd. (the "US Borrower"), various financial institutions (the "US Banks"), Bank One, NA as Syndication Agent and the US Agent (as such Multicurrency Credit Agreement may from time to time be amended, modified, restated or refinanced, the "US Credit Agreement"); Bank of America, National Association as Security Trustee (the "US Security Trustee") under the Debenture, dated as of May 15, 2001, the Second Debenture dated as of July 13, 2001, the Standard Securities dated as of July 13, 2001 and the Irish Debenture dated as of August 15, 2001 (collectively, the "US Debenture"), among the companies set forth on the Schedules attached thereto and Bank of America, N.A. as Security Trustee; the US Banks (via the execution and delivery of the Intercreditor Agreement by the Required Banks (as such term is defined in the US Credit Agreement)); Royal Bank of Scotland, PLC, as agent ("UK Agent") for itself and National Westminster Bank, PLC ("National Westminster"); Royal Bank of Scotland, PLC as Security Trustee (the "UK Security Trustee") under the Debenture, dated as of May 15, 2001, the Second Debenture dated as of July 13, 2001, the Standard Securities as of July 13, 2001 and the Irish Debenture dated as of August 15, 2001 ("UK Debenture"), among the companies set forth on the Schedules attached thereto and Royal Bank of Scotland, PLC as Security Trustee; and Royal Bank of Scotland, PLC and National Westminster (collectively, the "UK Banks").

                                  WITNESSETH:

     WHEREAS, the parties have entered into the Intercreditor Agreement to provide for their respective rights in the Collateral, as defined in the Intercreditor Agreement; and

     WHEREAS, the parties desire to amend the Intercreditor Agreement in certain respects, as hereinafter set forth,

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties hereto agree as follows:

SECTION 1. DEFINITIONS.

     1.1 Definitions. Section 1.1 of the Intercreditor Agreement is hereby
         -----------
amended by the addition of the following terms in proper alphabetical order:

     "Denmark Collateral Proceeds" shall mean all proceeds of Non-Shared Collateral located in Denmark and subject to security interests to be created by APW Power Supplies A/S in favor of the UK Security Trustee.

     "Excluded Bank" shall have the meaning set forth in the Germany Security Agreement.

     "German Law Security Documents" shall have the meaning set forth in the German Security Agreement.

     "German Security Agreement" shall mean the Security Agreement to be entered between The Royal Bank of Scotland plc as Security Agent and certain banks.

     "Germany Collateral Proceeds" shall mean all proceeds of Collateral located in Germany and subject to the German Law Security Documents.

     1.2 Principal Payments. Section 2 of the Intercreditor Agreement is hereby
         ------------------
amended by the addition after the number "5" in the first line following: ", 9".

     1.3 Collateral Proceeds. Section 3 of the Credit Agreement is hereby
         -------------------
amended by the deletion of the words "Section 33" in the third line and the substitution of the words "Sections 9 and 33" therefor.

     1.4 Non-Shared Collateral, Section 9 of the Intercreditor Agreement is
         ---------------------
hereby amended to state in its entirety as follows:

     "9. Non-Shared Collateral.
         ---------------------

         (a) Notwithstanding any provisions of Sections 2 or 3 to the contrary but subject to clauses (b) and (c) of this Section, any proceeds of Non-Shared Collateral shall be applied to the payment of the US Obligations or the UK Obligations, whichever are secured by the such collateral.

         (b) If Denmark Collateral Proceeds are applied to the UK Obligations (and not, based on Pro Rata Shares, to the US Obligations), all payments thereafter under Section 2 of principal (including, without limitation, Letter of Credit Usage as defined in the US Credit Agreement) and applications of Collateral proceeds thereafter under Section 3 shall be applied to the US Obligations until the outstanding US Obligations and the outstanding UK Obligations shall be in the same proportion as prior to the application of such Denmark Collateral Proceeds.

         (c) If Germany Collateral Proceeds are applied to the UK Obligations and the US Obligations, but not US Obligations held by Excluded Banks, all payments thereafter under Section 2 of principal (including, without limitation, Letter of Credit Usage as defined in the US Credit Agreement) and applications of Collateral proceeds thereafter under Section 3 shall be applied to the US Obligations held by the Excluded Banks until the outstanding US Obligations held by Excluded Banks, the other US Obligations and the UK Obligations shall be in the same proportion as prior to the application of such Germany Collateral Proceeds."

     1.5 Insolvency Proceedings. Section 15(a) and (b) of the Intercreditor
         ----------------------
Agreement are hereby amended to state in their entirety as follows:

         (a) Until the US Obligations and the UK Obligations shall have been paid in full, any distribution of any kind made in any Insolvency Proceeding of a Loan Party on account of the Shared Collateral shall be allocated and distributed in accordance with the provisions of Section 3 hereof (or Section 33 hereof, if that latter provision instead should be applicable) but subject to
Section 9 and in the event, for whatever reason, such a distribution does not occur, the party receiving any portion of a distribution made in violation of
Section 3 hereof (or Section 33 hereof, if that latter provision instead should be applicable) but subject to Section 9 shall hold such position in trust consistent with the provisions of Section 13 hereof and shall promptly deliver such portion to the party that should have instead received it pursuant to Section 3 hereof (or Section 33 hereof, if that latter provision instead should be applicable) but subject to Section 9 to then be further distributed by such party as provided in Section 3 hereof (or Section 33 hereof, if that latter provision should be applicable) but subject to Section 9. Without limiting the generality of Section 3 hereof (or Section 33 hereof, if that latter provision instead should be applicable) but subject to Section 9 or of any other provision of this Intercreditor Agreement, if, in any Insolvency Proceeding of any Loan Party, a party hereto obtains a cash or other payment in connection with any asserted or determined impairment to its interest in any of the Shared Collateral or otherwise as a form of "adequate protection" of its interest in any of the Shared Collateral, such payment shall be deemed, for purposes of this Intercreditor Agreement, to be Net Proceeds of Shared Collateral and such party shall thereupon redistribute such payment in accordance with the priority of payment set forth in Section 3 hereof (or
Section 33 hereof, if that latter provision instead should be applicable) but subject to Section 9.

         (b) Each party may file in any Insolvency Proceeding of any Loan Party proofs of claim and other motions and pleadings with respect to its claims and liens and security interests, if and only if consistent with the terms hereof and the limitations of such party imposed hereby. Consistent with, but not in limitation of, the foregoing, each party expressly reserves: (i) its right to vote in any Insolvency Proceeding of any Loan Party; (ii) any and all of its claims or defenses in favor of or in opposition to any plan of reorganization proposed for any Loan Party in an Insolvency Proceeding; and (iii) any and all of its claims, rights, powers and/or remedies under any law governing the Loan Party that any other creditor with security interests and liens in the assets of the Loan Party would have; provided, however, each party expressly agrees that
                           --------  -------
it shall exercise all of such claims, rights, powers, and or remedies in a manner that is consistent with the provisions of this Intercreditor Agreement and that it shall not exercise (and it shall be expressly prohibited from exercising) any such claims, rights (including, without limitation, any right to vote its claim to accept or reject any plan of reorganization for any Loan Party), powers, and/or remedies in a manner that is intended to deprive or that has the likely effect of depriving other parties of the benefits of this Intercreditor Agreement (and any such exercise shall be deemed to be null and void). Each party shall have the right to enforce the provisions of this Intercreditor Agreement (including the provisions of this Section 15(b)) in an Insolvency Proceeding of any Loan Party. Without limiting the generality of the foregoing, no party shall have the right to waive or fail to assert its claims or to support a plan of reorganization that provides for a priority of distribution that is inconsistent with the provisions of Section 3 hereof (or
Section 33 hereof, if that latter provision instead should be applicable) but subject to Section 9 in an Insolvency Proceeding of any Loan Party and in the event that US Agent reasonably determines that any member of the UK Lender Group, or that the UK Agent reasonably determines that any member of the US Lender Group, may be on the verge of doing so in any Insolvency Proceeding of any Loan Party, the US Agent or the UK Agent (as the case may be) shall be deemed to be the assignee (and thus the holder) of such claim and shall have the right to assert and vote (including pursuant to a deemed power of attorney) such claim in the Insolvency Proceeding of any Loan Party, including through the filing of a proof of claim therein and/or casting ballots in connection with any proposed plan of reorganization for any Loan Party."

     SECTION 2. APPOINTMENT OF SECURITY TRUSTEE.

     2.1 Germany. The US Banks, the US Agent, the UK Banks and the UK Agent
         -------
hereby appoint Royal Bank of Scotland, PLC as security trustee under Collateral Documents related to assets in Germany.

     2.2 Brazil. The US Banks, the US Agent, the UK Banks and the UK Agent
         ------
hereby appoint Bank of America, N.A. as security trustee under Collateral Documents related to assets in Brazil.

     SECTION 3. EFFECTIVENESS. This Amendment shall be effective when executed and delivered by the US Agent, the US Security Trustee, the Required Banks, the UK Agent, the UK Banks, and the UK Security Trustee and when the attached Loan Party Acknowledgement shall be executed and delivered by each Loan Party.

     SECTION 4. MISCELLANEOUS.

     4.1 Continuing Effectiveness, etc. This amendment shall be deemed to be an
         -----------------------------
amendment to the Intercreditor Agreement, and the Intercreditor Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Intercreditor Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Intercreditor Agreement as amended hereby.

     4.2 Severability. Any provision of this Amendment which is prohibited or
         ------------
unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

     4.3 Headings. The various headings of this Amendment are inserted for
         --------
convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

     4.4 Execution in Counterparts. This Amendment may be executed by the
         -------------------------
parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     4.5 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE
         -------------
UNDER AN GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     4.6 Successors and Assigns. This Amendment shall be binding upon and shall
         ----------------------
inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                       BANK OF AMERICA, NATIONAL
                                       ASSOCIATION, as US Agent, US
                                       Security Trustee and a US Bank

                                       By:  /s/ M. Duncan McDuffie
                                          --------------------------------------
                                       Name:   M. Duncan McDuffie
                                       Title:  Managing Director

                                       ROYAL BANK OF SCOTLAND, PLC, as UK
                                       Agent, as UK Security Trustee, as a
                                       UK Bank and as a US Bank

                                       By: /s/ T.J. SMITH
                                          -----------------------------------
                                       Name:   T.J. SMITH
                                       Title:  SENIOR MANAGER SLS

                                       BANK ONE, NA, as a US Bank

                                       By: /s/ Thomas T. Bower
                                          -----------------------------------
                                       Name:  THOMAS T. BOWER
                                       Title: Senior Vice President

                                       THE CHASE MANHATTAN BANK, as a US Bank

                                       By: /s/ Michael Lancia
                                          -----------------------------------
                                       Name:  Michael Lancia
                                       Title: Vice President

                                       FIRST UNION NATIONAL BANK, as a US Bank

                                       By: /s/ Joel Thomas
                                          ------------------------------------
                                       Name:  Joel Thomas
                                       Title: Vice President

                                      WILLIAM E. SIMON & SONS SPECIAL
                                      SITUATIONS PARTNERS II, L.P., as a US Bank

                                      By:  /s/ DALE LESHAW
                                         ------------------------------------
                                      Name:  DALE LESHAW
                                      Title: PRINCIPAL

                                       LASALLE BANK NATIONAL ASSOCIATION,
                                       as a US Bank

                                       By: /s/ Margaret P. Heger
                                          -----------------------------------
                                       Name:
                                       Title:  First Vice President

                                       THE BANK OF TOKYO-MITSUISHI, LTD.,
                                       CHICAGO BRANCH, as a US Bank

                                       By: /s/ SHINICHIRO MUNECHIKA
                                          -----------------------------------
                                       Name:  SHINICHIRO MUNECHIKA
                                       Title: DEPUTY GENERAL MANAGER

                                       CREDIT LYONNAIS CHICAGO BRANCH, as a US
                                       Bank

                                       By: /s/ Mary Ann Klemm
                                          -----------------------------------
                                       Name:  MARY ANN KLEMM
                                       Title: VICE PRESIDENT

                                       U.S. BANK NATIONAL ASSOCIATION, as a US
                                       Bank

                                       By:
                                          -----------------------------------
                                       Name:
                                       Title:

                                       FIRSTAR BANK, N.A., as a US Bank

                                       By:
                                          -----------------------------------
                                       Name:
                                       Title:
                                                  Its Attorney-In-Fact

                                       THE FUJI BANK, LIMITED

                                       By:  /s/  Peter L. Chinnici
                                          -----------------------------------
                                       Name:  Peter L. Chinnici
                                       Title: Senior Vice President & Group Head

                                       FLEET NATIONAL BANK, as a US Bank

                                       By: /s/ Margot Doering
                                          -----------------------------------
                                       Name:   Margot Doering
                                       Title:  Vice President

                                       THE DAI-ICHI KANGYO BANK, LTD., as a US
                                       Bank

                                       By: /s/ Nobuyasu Fukatsu
                                          -----------------------------------
                                       Name:  Nobuyasu Fukatsu
                                       Title: General Manager

                                       M&I MARSHALL & ILSLEY BANK, as a US Bank

                                       By: /s/ Michael Vellon
                                          -----------------------------------
                                       Name:   Michael Vellon
                                       Title:  Vice President

                                       By: /s/ Mark R. Hogan
                                          -----------------------------------
                                       Name:   Mark R. Hogan
                                       Title:   Senior Vice President

                                       BNP PARIBAS, as a US Bank

                                       By: /s/  Duane P. Helkowski
                                          -----------------------------------
                                       Name:  Duane P. Helkowski
                                       Title: Director

                                       By:  /s/ Shayne P. March
                                          -----------------------------------
                                       Name:  Shayne P. March
                                       Title: Vice President

                                        SOCIETE GENERALE, as a US Bank

                                        By:
                                           ----------------------------
                                        Name:
                                        Title:

                                       WACHOVIA BANK, N.A., as a US Bank

                                       By: /s/ Edward H. Hutchison
                                          -----------------------------------
                                       Name:   Edward H. Hutchison
                                       Title:  Senior Vice President/Group
                                               Executive

                                       SUMITOMO MITSUI BANKING
                                       CORPORATION, as a US Bank

                                       By: /s/ Peter R.C. Knight
                                          -----------------------------------
                                       Name:  Peter R.C. Knight
                                       Title: Senior Vice President

                                        THE MITSUBISHI TRUST & BANKING
                                        CORPORATION, as a US Bank

                                        By:
                                           ----------------------------
                                        Name:
                                        Title:

                                       NATIONAL WESTMINSTER BANK, PLC, as a
                                       UK Bank

                                       By: /s/ Geoff Cruickshank
                                           -----------------------------------
                                       Name:  Geoff Cruickshank
                                       Title: Head of Corporate Restructuring
                                              Unit, Specialized Lending Services

                                       GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                       as a US Bank

                                       By:  /s/ Mark Denatale
                                          -----------------------------------
                                       Name:  MARK DENATALE
                                       Title: AUTHORIZED SIGNATORY

                            LOAN PARTY ACKNOWLEDGMENT
                            -------------------------

     Each of the undersigned Loan Parties hereby acknowledges receipt of a copy of the foregoing First Amendment to Intercreditor Agreement, waives notice of acceptance thereof by the parties to such amendment, and agrees to be bound by the terms and provisions of the Intercreditor Agreement, as so amended, to make no payments or distributions contrary to the terms and provisions, and to do every other act and thing necessary or appropriate to carry out such terms and provisions.

Dated as of  September 27, 2001



                                        APW LTD.

                                        By: /s/ Richard D. Carroll
                                           ----------------------------
                                        Name:   Richard D. Carroll
                                        Title:  Vice President and Chief
                                                Financial Officer

                                        APW NORTH AMERICA INC.

                                        By: /s/ James Maxwell
                                           ----------------------------
                                        Name:   James Maxwell
                                        Title:  Treasurer

                                      APW ENCLOSURE SYSTEMS, INC.
                                      APW ENCLOSURE SYSTEMS HOLDING, INC.
                                      APW WRIGHT LINE LLC
                                      APW-ERIE, INC.
                                      ASPEN MOTION TECHNOLOGIES INC.
                                      CAMBRIDGE AEROFLO, INC.
                                      EDER INDUSTRIES INC.
                                      ELECTRONIC SOLUTIONS
                                      INNOVATIVE METAL FABRICATION, INC.
                                      MCLEN WEST INC.
                                      MCLEAN MIDWEST CORPORATION
                                      METAL ARTS MANUFACTURING, INC.
                                      PRECISION FABRICATION
                                               TECHNOLOGIES INC.
                                      VERO ELECTRONICS, INC.
                                      ZERO-EAST DIVISION, ZERO CORPORATION

                                      By: /s/ James Maxwell
                                          ---------------------------------
                                      Name:   JAMES MAXWELL
                                      Title:  TREASURER, ASSISTANT TREASURER,
                                      or CFO, as applicable

                                      APW ENCLOSURES SYSTEMS, LP by APW
                                      ENCLOSURE SYSTEMS HOLDING,
                                      INC., its General Partner

                                      By: /s/ James Maxwell
                                          ---------------------------------
                                      Name:   James Maxwell
                                      Title:  Treasurer

                                      APPLIED POWER LTD.
                                      APW ELECTRONICS INVESTMENTS OVERSEAS LTD.
                                      APW ELECTRONICS LTD.
                                      APW ENCLOSURE SYSTEMS HOLDINGS LTD.
                                      APW ENCLOSURE SYSTEMS (UK) LTD.

                                      By: /s/ Samantha Louise Kirby
                                          --------------------------------------
                                      Name:  Samantha Louise Kirby
                                      Title: Company Secretary

                                        APW ENCLOSURES (DUBLIN) LIMITED

                                        By: /s/ Richard D. Carroll
                                            -------------------------------
                                        Name: Richard D. Carroll
                                        Title: Vice President

                                        APW GALWAY LIMITED

                                        By: /s/ Samantha Louise Kirby
                                            -------------------------------
                                        Name: Samantha Louise Kirby
                                        Title: Director

                                        HOERMANN SECURITY SYSTEMS LTD.

                                        By: /s/ Richard D. Carroll
                                           ------------------------------
                                        Name: Richard D. Carroll
                                        Title: Vice President

                                        APW POWER SUPPLIES LTD.

                                        By: /s/ Richard D. Carroll
                                           -------------------------------------
                                        Name: Richard D. Carroll
                                        Title: Vice President

                                        APW NEW FOREST LIMITED

                                        By: /s/ Samantha Louise Kirby
                                            -------------------------------
                                        Name: Smantha Louise Kirby
                                        Title: Company Secretary

                                        TOWERFLAME LIMITED

                                        By: /s/ Richard D. Carroll
                                            -------------------------------
                                        Name: Richard D. Carroll
                                        Title: Vice President

                                        APW ELECTRONICS GROUP PLC

                                        By: /s/ Samantha Louise Kirby
                                           -------------------------------------
                                        Name: Samantha Louise Kirby
                                        Title: Company Secretary

                                        APW ENCLOSURE PRODUCTS AND
                                        SYSTEMS LIMITED

                                        By: /s/ Samantha Louise Kirby
                                            --------------------------------
                                        Name: Samantha Louise Kirby
                                        Title: Company Secretary

                                        APW ENCLOSURE SYSTEMS PLC

                                        By: /s/ Samantha Louise Kirby
                                            ------------------------------
                                        Name: Samantha Louise Kirby
                                        Title: Company Secretary

                                        AIR CARGO EQUIPMENT (UK) LIMITED

                                        By: /s/ Richard D. Carroll
                                           -------------------------------------
                                        Name: Richard D. Carroll
                                        Title: Vice President

                                        APW Enclosures Limited

                                        By: /s/ Richard D. Carroll
                                           -------------------------------------
                                        Name: Richard D. Carroll
                                        Title: Vice President

                                        HOERMANN ELECTRONICS LIMITED

                                        By: /s/ Richard D. Carroll
                                           -------------------------------------
                                        Name: Richard D. Carroll
                                        Title: Vice President

                                        WRIGHT LINE EUROPE B.V.

                                        By: /s/ Richard D. Carroll
                                           -------------------------------------
                                        Name: Richard D. Carroll
                                        Title: Vice President

                                        APW NETHERLANDS B.V.

                                        By: /s/ Samantha Louise Kirby
                                           -------------------------------------
                                        Name: Samantha Louise Kirby
                                        Title: Director

                                        APW HOLDING B.V.

                                        By: /s/ Richard D. Carroll
                                           ----------------------------------
                                        Name: Richard D. Carroll
                                        Title: Vice President

                                        APW PRODUCTS AND SYSTEMS B.V.

                                        By: /s/ Samantha Louise Kirby
                                           -------------------------------------
                                        Name: Samantha Louise Kirby
                                        Title: Director

                                        CIPRESMAD HUNGARY GROUP FINANCING LLC

                                        By: /s/ [illegible in Original]
                                           -------------------------------------
                                        Name:
                                        Title:

                                        APW ELECTRONICS GMBH

                                        By: /s/ Richard D. Carroll
                                           -------------------------------------
                                        Name:  Richard D. Carroll
                                        Title: Vice President

                                        CIPRESMAD-CONSULTORES E SERVICOS, LTD.

                                        By: /s/ [illegible in original]
                                           -------------------------------------
                                        Name:
                                        Title:

                               Schedule 7.6(a)(i)
                               ------------------

---------------------------------------------------------------------------------------------------------------
EBITDARR:                                                  Q102           Q202            Q302            Q402
                                                           ----           ----            ----            ----
---------------------------------------------------------------------------------------------------------------
EBITDA (per Income Statement)                            32,721         14,697          29,581          36,756
     - Adjusted for "Other Expenses"                          -             45              44              44
EBITDA (adjusted for "Other Expenses")                   32,721         14,652          29,537          36,712
     - Less Gain on Asset Sale                          (24,000)             -               -               -
EBITDA, less Gain on Asset Sale                           8,721         14,652          29,537          36,712
     + GAAP Restructuring Expense                         8,925          2,503               -               -
     + Non-GAAP Restructuring Expense                     2,802          3,437               2               -
                                              =================================================================
EBITDARR, less Gain on Asset Sale                        20,448         20,592          29,539          36,712


                                                     1Q Rolling     2Q Rolling      3Q Rolling      4Q Rolling
                                                     ----------     ----------      ----------      ----------
Rolling EBITDARR                                         20,448         41,040          70,579         107,290

Total not Less Than                                      13,948         31,040          60,579          97,290

                               Schedule 7.6(a)(ii)
                               -------------------

--------------------------------------------------------------------------------------------------------------
Non - GAAP Restructuring expenses:                      Q1 02E         Q2 02E          Q3 02E          Q4 02E
                                                        ------         ------          ------          ------
--------------------------------------------------------------------------------------------------------------
Non - GAAP Restructuring                                 2,802          3,437               2               0

                       Write-off of Assets               2,173          1,780           1,430               0

Total Non - GAAP Restructuring                           4,975          5,217           1,432               0

Non - GAAP Restructuring (cumulative)                    4,975         10,192          11,624          11,624

Non - GAAP Restructuring Covenant -not to exceed         7,500         11,000          12,500          12,500

                              Schedule 7.6(a)(iii)
                              --------------------

-------------------------------------------------------------------------------------------------------------------
GAAP Restructuring expenses:                            Q1 02E          Q2 02E         Q3 02E          Q4 02E
                                                        ------          ------         ------          ------
-------------------------------------------------------------------------------------------------------------------
GAAP Restructuring                                       8,925           2,503              0               0

GAAP Restructuring (cumulative)                          8,925          11,428         11,428          11,428

GAAP Restructuring Covenant -not to exceed              12,500          12,500         12,500          12,500

                               Schedule 7.6(a)(iv)
                               -------------------

---------------------------------------------------------------------------------------------------------------
Free Cash Flow:                                         Q1 02E          Q2 02E         Q3 02E          Q4 02E
                                                        ------          ------         ------          ------
---------------------------------------------------------------------------------------------------------------
Cash Flow                                                 (608)        (9,677)         (5,289)          13,448

Cash Flow (Cumulative)                                    (608)       (10,285)        (15,574)         (2,126)

Cumulative Cash Flow Covenant Minimum                   (7,108)       (18,785)        (25,574)        (12,126)

                                 Schedule 7.6(b)
                                 ---------------

----------------------------------------------------------------------------------------------------------------
Rolling 3-month Revenue Test                           Q4 01E      Q1 02E       Q2 02E       Q3 02E       Q4 02E
                                                       ------      ------       ------       ------       ------
----------------------------------------------------------------------------------------------------------------
 Revenue Projections                                  290,200     285,000      280,000      310,000      335,000

Month 1                                       30%      87,060      85,500       84,000       93,000      100,500
Month 2                                       60%     174,120     171,000      168,000      186,000      201,000
Month 3                                       90%     261,180     256,500      252,000      279,000      301,500

Monthly Sales Covenant                                            256,500      252,000      279,000      301,500
          (3 month rolling)
September 2001                                                    259,620
October 2001                                                      258,060
November 2001                                                     256,500
December 2001                                                     255,000
January 2002                                                      253,500
February 2002                                                     252,000
March 2002                                                        261,000
April 2002                                                        270,000
May 2002                                                          279,000
June 2002                                                         286,500
July 2002                                                         294,000
August 2002                                                       301,500